UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2020

HOUSTON WIRE & CABLE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 609-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	HWCC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2020, the Company’s board of directors appointed Eric W. Davis Vice President, Chief Financial Officer, Secretary and Treasurer. In this position, Mr. Davis will also be the Company’s principal accounting officer. Mr. Davis had been serving as interim Chief Financial Officer and chief accounting officer since June 12, 2020. Mr. Davis, age 59, joined the Company in 1993. Prior to his appointment as interim Chief Financial Officer and chief accounting officer, he served as President of the Company’s Heavy Lift division since 2015 and as Vice President and Controller of the Company from 2001 to 2015. Mr. Davis receives an annual base salary of $265,000, has a target annual cash bonus opportunity equal to 50% of annual base salary, and is entitled to participate in the Company’s benefit plans. In connection with his latest promotion, Mr. Davis received a one-time award of 55,000 shares of restricted stock under the Company’s 2017 Stock Plan. One-third of the restricted shares will vest on each of the first, second and third anniversaries of the date of grant, assuming Mr. Davis remains employed by the Company at the time of vesting.

In connection with his promotion, the Company entered into a letter agreement with Mr. Davis in which the Company agreed that, if there is a change in control (as defined in the Company’s 2017 Stock Plan), and within two years following the change in control Mr. Davis’ employment is terminated by the Company (or its successor) for any reason other than cause, or Mr. Davis terminates his employment for good reason, he will be entitled to a lump sum payment equal to the sum of one year of his base salary then in effect plus the amount of his annual bonus for the most recently completed fiscal year. “Cause” and “good reason” are defined in the letter agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	Letter agreement dated as of November 5, 2020 between Houston Wire & Cable Company and Eric W. Davis relating to severance benefits following a change in control

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: November 5, 2020	By:	/s/ James L. Pokluda III
	Name:	James L. Pokluda III
	Title:	President and Chief Executive Officer